SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
        of 1934 (Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                                KOALA CORPORATION
          -------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11,

         1)     Title of each class of securities to which transaction applies:

         2)     Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)     Proposed maximum aggregate value of transaction:

         5)     Total fee paid:

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:

         2)     Form, Schedule or Registration Statement No.:

         3)     Filing Party:

         4)     Date Filed:

                                     [LOGO]








                                KOALA CORPORATION

                                                                  April 30, 2003


TO THE SHAREHOLDERS OF KOALA CORPORATION

         You are cordially invited to attend the Annual Meeting of Shareholders of Koala Corporation to be held on Friday, May 30, 2003 at 9:00 a.m. (local time) at Koala Corporation at 7881 South Wheeling Court, Englewood, Colorado. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to complete and sign the accompanying Proxy and return it in the enclosed envelope. Also attached for your review are the formal Notice of Meeting and Proxy Statement.

         On behalf of your Board of Directors and employees, thank you for your continued support of Koala Corporation.

                                        Very truly yours,

                                        James A. Zazenski,
                                        President and Chief Operating Officer

                                KOALA CORPORATION
                            7881 South Wheeling Court
                            Englewood, Colorado 80112

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  May 30, 2003


TO:      The Shareholders of Koala Corporation:

         The Annual Meeting of Shareholders of Koala Corporation (the "Company") will be held on Friday, May 30, 2003 at 9:00 a.m. (local time) at Koala Corporation, 7881 South Wheeling Court, Englewood, Colorado.

         The items of business are:

         1. To elect four directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected;

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record as shown on the books of the Company at the close of business of March 26, 2003 will be entitled to vote at the meeting and any adjournment thereof.

         This notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.


                                        Jeffrey L. Vigil
                                        Treasurer and Vice President - Finance
April 30, 2003
Denver, Colorado

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                KOALA CORPORATION
                            7881 South Wheeling Court
                             Denver, Colorado 80112
                            -------------------------
                                 PROXY STATEMENT
                            -------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 30, 2003

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         This Proxy Statement is furnished to the record holders of shares of Common Stock of Koala Corporation, a Colorado corporation (the "Company"), as of March 26, 2003, by order of the Board of Directors. This Proxy Statement is furnished in connection with the Board of Directors' solicitation of the enclosed Proxy for the Annual Meeting of Shareholders to be held on Friday, May 30, 2003, at 9:00 a.m. (local time) at Koala Corporation, 7881 South Wheeling Court, Englewood, Colorado. A shareholder giving a Proxy may revoke it at any time prior to the actual voting at the Annual Meeting of Shareholders by filing written notice of revocation with the Secretary of the Company, by attending the Annual Meeting of Shareholders and voting in person, or by filing a new Proxy with the Secretary of the Company. The revocation of a Proxy will not affect any vote taken prior to such revocation. This Proxy Statement is expected to be first mailed to shareholders on or about April 30, 2003.

         The Annual Meeting of Shareholders has been called for the purpose of
(i) electing four directors for a one-year term, and (ii) transacting such other business as may properly come before the meeting or any adjournment thereof. All properly executed proxies received at or prior to the meeting will be voted at the meeting. If a shareholder directs how a Proxy is to be voted with respect to the business coming before the meeting, the Proxy will be voted in accordance with the shareholder's directions. If a shareholder does not direct how a Proxy is to be voted, it will be voted FOR electing management's nominees as members of the Company's Board of Directors.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         At the close of business on March 26, 2003, the record date for the Annual Meeting of Shareholders, there were 6,778,334 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly coming before the meeting. Cumulative voting for directors is not permitted. A majority of the shares of Common Stock issued and outstanding must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

                              ELECTION OF DIRECTORS

         The Board of Directors recommends that the four nominees named as directors in the table below be elected to serve as directors of the Company. Directors are elected to serve a one-year term. Directors being elected at this Annual Meeting of Shareholders will serve until the next Annual Meeting of Shareholders, or until their successors have been duly elected and qualified. All nominees have consented to serve if elected, but if any nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Assuming a quorum is present, the four nominees receiving the highest number of votes cast will be elected as directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTING THE NOMINEES SET FORTH BELOW FOR DIRECTOR.

                        Directors and Executive Officers

         The following table lists the names, ages and positions of the directors and executive officers of the Company as of April 30, 2003. The members of the Board of Directors are elected to serve until the next Annual Meeting of Shareholders. All executive officers have been appointed to serve until their successors are approved and qualified. Additional information regarding the business experience, length of time served in each capacity and other matters relevant to each individual are set forth below the table.

                                                                Director/Officer
Name                   Age      Company Position                     Since
----                   ---      ----------------                     -----
John T. Pfannenstein   46       Chairman and Director                 1993
Nancy Pierce           45       Director                              2001
Randy Stein            49       Director                              2001
Richard Akright        43       Director                              2003
Jeffrey L. Vigil       49       Treasurer and Vice President
                                 of Finance and Administration        1996
James A. Zazenski      38       President and
                                 Chief Operating Officer              1997


         John T. Pfannenstein is Chairman and a Director of the Company. From 1993 to 1995, he served as the Company's Chairman of the Board, and from 1993 to May 1996 he served as the Company's Treasurer. Mr. Pfannenstein was reappointed Chairman in May 2002. Mr. Pfannenstein co-founded and serves as President of Rockmont Capital Partners, Ltd., formerly Rockmont Value Investors, Ltd. ("Rockmont"), a privately held investment company based in Denver, Colorado. Mr. Pfannenstein received a Bachelor of Arts degree in Accounting from St. John's University (Minnesota).

         Nancy Pierce is a Director of the Company and the Chair of the Company's Compensation Committee. Ms. Pierce is the co-founder and current Corporate Development Officer of Boulder, Colorado-based Carrier Access Corporation. Ms. Pierce, who also serves as Secretary of the corporation and is on Carrier Access' board of directors, previously held the positions of Chief Financial Officer and Corporate Controller from 1992 through 2000. Ms. Pierce received a Bachelor of Science degree in communications from Colorado State University and a M.B.A. from California State University at Chico. Additionally, Ms. Pierce received an honoree doctorate from St. Thomas Aquinas in Commercial Science in recognition for her entrepeneurship, contributions and accomplishments in business and the telecommunications industry.

         Randy Stein is a Director of the Company. Mr. Stein was a Principal at PricewaterhouseCoopers LLP through June 2000. At PricewaterhouseCoopers, Mr. Stein led the Tax Practice of the company's Denver office. Prior to completing his 20-year tenure with PricewaterhouseCoopers, Mr. Stein served as an executive officer of a Fortune 1000 oil and gas company. Mr. Stein received his Bachelor of Science degree in accounting from Florida State University.

         Jeffrey L. Vigil has served as the Company's Treasurer and Vice President of Finance and Administration since May 1996. Mr. Vigil was also the Company's Secretary from 1998 to 2000. From 1980 to 1989 and from 1993 to 1996, Mr. Vigil held various positions at Energy Fuels Corporation, a privately owned Colorado natural resources company, including Accounting Manager, Contract Administrator, Controller and Vice President of Finance. From 1990 to 1993 Mr. Vigil was a self-employed financial consultant. From 1976 until 1979, Mr. Vigil served as an auditor with Arthur Andersen LLP. Mr. Vigil received a Bachelor of Science degree in Accounting from the University of Wyoming.

         James A. Zazenski has served as the Company's President and Chief Operating Officer since April 2002. Mr. Zazenski was also the Company's Executive Vice President and General Manager from 1997 to 2002. From 1984 to 1997, Mr. Zazenski held various positions at Windsor Industries, Inc., the last of which was Vice President of Marketing. Mr. Zazenski received a M.B.A. degree from the University of Colorado at Denver and a B.S. degree in Mechanical Engineering from the University of Colorado at Denver.

         Richard Akright is a Director of the Company and the Chair of the Company's Audit Committee. From 2001 to 2002, Mr. Akright was a Vice President of Finance of New Jersey-based KMC Telecom. From 1997 to 2000, Mr. Akright was Chief Financial Officer of Qwest Internet and Multimedia Markets, a subsidiary of Qwest Communications. Mr. Akright received a M.S. degree in Business Administration from Colorado State University and a B.B. degree in Accounting from Western Illinois University.

         Each director holds office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. There are no family relationships among directors or executive officers except that John T. Pfannenstein and Jeffrey L. Vigil are brothers-in-law.

         During the fiscal year ended December 31, 2002, the Board of Directors held four regular meetings. All Directors attended at least 75% of such meetings.

                                Board Committees

         The Board of Directors has an Audit Committee, which consists of Ms. Pierce, Mr. Akright and Mr. Stein, each of whom is independent as defined in the NASD listing standards. The purpose of the Audit Committee, as outlined in the written Audit Committee Charter adopted by the Board of Directors, is to oversee the Company's management and independent auditors in regard to corporate accounting and financial reporting. The Audit Committee held three meetings during 2002 and the Audit Committee Chairman, as proxy for the entire committee, held two additional meetings prior to the filing of the Company's Form 10-Q for the first two quarters of 2002.

         The Company also has a Compensation Committee, which makes recommendations on executive compensation and selects those persons eligible to receive grants of options. The Compensation Committee consists of Ms. Pierce and Mr. Stein. The Compensation Committee held two meetings during 2002.

         The Company has no Nominating Committee.


                             AUDIT COMMITTEE REPORT

         This report is not deemed to be "soliciting material" or to be "filed" with the Commission or subject to the Commission's proxy rules or to the liabilities of Section 18 of the Exchange Act, and this committee report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls of the Company. The Committee has reviewed and discussed the audited financial statements of the Company with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee by Statement on Auditing Standards No. 61 (as amended).

         The Committee has discussed with the independent auditors the auditors' independence from management and the Company, including matters in the written disclosures required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, and considered the compatibility of non-audit services with the auditors' independence. The Committee also discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality, not just the acceptability, of the Company's financial reporting.

         In fulfillment of its oversight responsibilities, the Committee has relied upon, without independent verification, management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and on the representations of the independent auditors included in their report on the Company's financial statements. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                           Members of the Audit Committee:
                                           Richard Akright
                                           Nancy Pierce
                                           Randy Stein

             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons holding 10% of the Company's Common Stock to file reports with the Securities and Exchange Commission regarding their ownership and regarding their acquisitions and dispositions of the Company's Common Stock.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2002, all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

                             Executive Compensation

         The following table sets forth the compensation for the fiscal years ended December 31, 2002, 2001, and 2000 for the former Chief Executive Officer of the Company and the executive officers who received compensation of $100,000 or more during the year ended December 31, 2002.

                           Summary Compensation Table

                                                                                      Long-Term
                                                   Annual Compensation              Compensation
                                       --------------------------------------       ------------
                                                                                     Number of
                                                                                    Securities
        Name and                                                Other Annual        Underlying
   Principal Position       Year       Salary        Bonus      Compensation          Options
   ------------------       ----       ------        -----    ---------------         -------
                                        ($)           ($)           ($)                 (#)
Mark A. Betker              2002       81,538         --         872,565(a)              --
Former Chief Executive      2001      380,808         --             --                  --
Officer                     2000      236,962         --             --                  --

James A. Zazenski           2002      211,371         --             --                  --
President & Chief           2001      187,692         --             --                  --
Operating Officer           2000      140,000       36,154           --                  --

Jeffrey L. Vigil            2002      138,009         --             --                  --
Vice President              2001      140,539         --             --                  --
Finance & Administration    2000      120,000       13,846           --                  --

--------------------

(a) Mr. Betker resigned on April 30, 2002. Other annual compensation includes severance of $250,000 to be paid over the 12 month period ending April 30, 2003, as well as forgiveness of a promissory note from Mr. Betker for $715,195, offset by the fair value of 80,000 shares of common stock returned to the Company.

                      Option Grants During Fiscal Year 2002
                                Individual Grants

None.

                               Equity Compensation

The Company rewards its employees with equity compensation in the form of stock options issued under a stock option plan adopted in 1993 (the 1993 Plan) and a second plan adopted in 1995 and amended in 1998 (the 1995 Plan). The following table summarizes the Company's equity compensation as of December 31, 2002:

                                                                                              Number of securities
                                                                                             remaining available for
                                                                                              future issuance under
                                                                                               equity compensation
                                       Number of securities to       Weighted average           plans (excluding
                                       be issued upon exercise       exercise price of       securities reflected in
            Plan Category               of outstanding options      outstanding options            column (a)
                                                 (a)                        (b)                        (c)
Equity compensation plans approved
by security holders                            517,500                     $9.45                     982,500
Equity compensation plans not
approved by security holders                      -                          -                          -
                                          -------------                ----------                -------------

Total                                          517,500                     $9.45                     982,500

                    Aggregate Option Exercises in Fiscal 2002
                        and Fiscal Year-End Option Values

         The following table summarizes the value of the unexercised options held by the officers named in the summary compensation table as of December 31, 2002. There were no options exercised by any officer or director of the Company during 2002.

                                                       Number of Securities        Value of Unexercised
                                                   Underlying The Unexercised         "In-the-Money"
                                                       Options at 12/31/02        Options at 12/31/02(1)
                    Shares Acquired                  -------------------------    -------------------------
      Name            on Exercise    Value Realized  Exercisable Unexercisable    Exercisable Unexercisable
      ----            -----------    --------------  -------------------------    -------------------------
                          (#)             ($)            (#)         (#)              ($)         ($)
James A. Zazenski          0               0           124,000     36,000              0           0
Jeffrey L. Vigil           0               0           124,000     36,000              0           0
--------------------

(1) "Value of Unexercised `In-the-Money' Options" is equal to the difference between the closing bid price per share of the Company's Common Stock as reported by Nasdaq on December 31, 2002, the last day of trading in 2002 ($ .26 per share) and the option exercise price, multiplied by the number of shares subject to such options.

                              Certain Transactions

         During the third and fourth quarters of 1999 and second quarter of 2000, the Company made secured loans to Mr. Betker in the aggregate amount of $613,000, for the purpose of the officer's exercise of vested stock options. In August 2001, the Company and the officer executed a replacement note in the amount of $715,195.

         In August 2001, the Company and Mr. Betker entered into an agreement which provided for a payment of the greater of $250,000 or an amount equal to 50% of his then-current base salary if Mr. Betker is terminated without cause or leaves for good reason as defined in the agreement.

         In April 2002, Mr. Betker resigned and the Company forgave the promissory note in the amount of $715,195 in exchange for 80,000 shares of Common Stock and agreed to pay Mr. Betker $250,000 over the 12 months ended April 30, 2003.


                            Compensation of Directors

         The Company does not pay employees or affiliates additional compensation for services as a director. The Company pays each non-employee, unaffiliated director an annual retainer of $10,000, a fee of $1,000 per board meeting attended, and a fee of $500 per committee meeting attended. The Board of Directors has also authorized payment of reasonable travel and out-of-pocket expenses incurred by directors in attending board meetings.

         The Company's directors who are not employees of the Company are eligible to be granted non-qualified stock options. The Company's directors who are also employees of the Company are eligible to be granted incentive stock options. During the fiscal year ended December 31, 2002, the Company did not grant any options to the Directors.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None.


       REPORT OF THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS ON
                             EXECUTIVE COMPENSATION

         This report is not deemed to be "soliciting material" or to be "filed" with the Commission or subject to the Commission's proxy rules or to the liabilities of Section 18 of the Exchange Act, and this committee report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

         The Compensation Committee has responsibility to: (i) determine the salary, bonus, and other benefits, direct and indirect, of the executive officers and members of the Board of Directors who are also involved in management of the Company, and such other officers of the Company as the Board of Directors deems necessary or appropriate; (ii) review and determine policy concerning new executive compensation or stock plans; (iii) establish and review corporate policies concerning management perquisites; (iv) assess the Company's executive development plan, if any; and (v) recommend director compensation.

         Total executive officer compensation is comprised of salary, bonus and grants of options to purchase Common Stock. The Committee's approach to base compensation is to offer competitive salaries in comparison with market practices. Executives and other key employees who, in the opinion of the Compensation Committee or Board of Directors, as appropriate, contribute to the growth, development and financial success of the Company are eligible for bonuses and options to purchase Common Stock. These stock option grants are normally made at or above the fair market value on the date of grant and typically vest over a five-year period. The amount of options granted is impacted both by the level of the employee within the Company's management and the amount of options previously granted to the employee. The Compensation Committee or Board of Directors, as appropriate, considers the value of each executive officer's contribution to the performance of the Company in determining salary levels and grants of options.

         The 2002 salaries and other compensation of the two named executive officers appear in the Summary Compensation Table.

                           By the Compensation Committee:
                           Nancy Pierce
                           Randy Stein

                           By the Board of Directors:
                           John T. Pfannenstein
                           Nancy Pierce
                           Randy Stein
                           Richard Akright

         The graph below compares the cumulative total stockholder return on the Common Stock since December 31, 1997 with the cumulative total return of the Standard & Poor's Composite Index and with the Company's SIC Code Index over the same period. The Company does not believe stock price performance shown on the graph below is necessarily indicative of future price performance.

                             STOCK PERFORMANCE GRAPH



                            [GRAPHIC OBJECT OMITTED]


                        1997      1998      1999       2000      2001      2002
                        ----      ----      ----       ----      ----      ----
KOALA CORPORATION      100.00    100.72    162.32     98.55     10.43      3.01
SIC CODE INDEX         100.00     79.75     86.35     61.49     77.30     83.27
S&P COMPOSITE INDEX    100.00    128.58    155.64    141.46    124.65     97.10


  The stock performance graph assumes $100 was invested on December 31, 1997.

         The information set forth under the heading "Stock Performance Graph" is not deemed to be "soliciting material" or to be "filed" with the Commission or subject to the Commission's proxy rules or to the liabilities of Section 18 of the Exchange Act, and the graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of April 30, 2003, the number of shares of Common Stock beneficially owned by each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, by each director of the Company, by each executive officer, and by all executive officers and directors of the Company as a group. Where the persons listed have the right to acquire additional shares of Common Stock through the exercise of options or warrants within 60 days of April 30, 2003 such additional shares are deemed to be beneficially owned by that person and to be outstanding for the purpose of computing the percentage of outstanding shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership interest of any other person. Unless otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares of Common Stock set forth opposite their respective names.

                                       Number of Shares Beneficially Owned
Name and Address                       -----------------------------------
of Beneficial Owner                      Shares                   Percent
-------------------                      ------                   -------

Rockmont Capital Limited
  Liability Company (1)                 246,080                      3.6%
  700 Broadway, Suite 800
  Denver, Colorado  80203

John T. Pfannenstein (2)                258,080                      3.8
  700 Broadway, Suite 800
  Denver, Colorado  80203

Jeffrey L. Vigil (3)                    152,000                      2.2
  7881 South Wheeling Court
  Englewood, Colorado  80112

James A. Zazenski (4)                   152,000                      2.2
  7881 South Wheeling Court
  Englewood, CO 80112

Nancy Pierce(5)                           7,500                       *
  909 Mapleton Avenue
  Boulder, CO 80304

Randy Stein(5)                            7,500                       *
  5440 East Mineral Circle
  Littleton, CO 80122

All directors and officers as a         577,080                      8.1%
group (6 persons) (6)

----------------------
*Less than one percent.

(1)  Rockmont is the owner of 246,080 shares of the Company's Common Stock. John
     T. Pfannenstein, who is a Director of the Company, is the President of Rockmont and beneficially owns all of such shares.

(2) Includes shares owned by Rockmont and options to acquire 12,000 shares of common stock at exercise prices ranging from $1.06 to $13.88.

(3) Consists of options to acquire 152,000 shares of common stock at exercise prices ranging from $6.50 to $12.50 per share.

(4) Consists of options to acquire 152,000 shares of common stock at exercise prices ranging from $7.50 to $12.50 per share.

(5) Consists of options to acquire 7,500 shares of common stock at an exercise price of $1.06 per share.

(6) Includes options to acquire 331,000 shares of common stock at exercise prices ranging from $1.06 to $13.88.


                              Audit and Other Fees

         Ernst & Young LLP has billed the Company an aggregate of $240,000 in fees for professional services rendered for the audit of the Company's annual financial statements, and the review of the financial statements included in the Company's Forms 10-Q, for the fiscal year ended December 31, 2002. Ernst & Young also billed the Company an aggregate of $42,639 for other audit related services and $66,780 for tax services rendered in 2002. The Audit Committee has considered whether the provision of these other services is compatible with maintaining the independence of Ernst & Young LLP as the Company's principal independent accountants.


                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Proposals by shareholders of the Company to be presented at the next Annual Meeting of Shareholders must be received by the Company on or before November 15, 2003 to be included in the Company's Proxy Statement and proxy for that meeting. The proponent must be a record or beneficial owner entitled to vote on his or her proposal at the next Annual Meeting and must continue to own such security entitling him or her to vote through that date on which the Meeting is held. The proponent must own 1% or more of the outstanding shares, or $1,000 in market value, of the Company's Common Stock and must have owned such shares for one year in order to present a shareholder proposal to the Company.

                                  ANNUAL REPORT

         The Company's Annual Report on Form 10-K for the year ended December 31, 2002, including certified financial statements for the year then ended, is being mailed to each shareholder of the Company with this Proxy Statement. Additional copies of the Form 10-K may be obtained upon written request to the Company at 7881 South Wheeling Court, Denver, Colorado 80112.

                                 OTHER PROPOSALS

         The Board of Directors of the Company does not intend to present any business at the meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the meeting.

                        COSTS AND METHOD OF SOLICITATION

         Solicitation of proxies will be made by preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement to shareholders of record as of the close of business on March 26, 2003. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement, and the payment of charges incurred by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to shareholders. The Company will bear all expenses incurred in connection with the solicitation of proxies for the Annual Meeting.

         It is important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy in the enclosed envelope as promptly as possible.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 Jeffrey L. Vigil,
                                 Treasurer and Vice President - Finance
April 30, 2003

                                KOALA CORPORATION

                  PROXY SOLICITED BY MANAGEMENT OF THE COMPANY

The undersigned shareholder of Koala Corporation, a Colorado corporation (the "Company"), hereby appoints James A. Zazenski or Jeffrey L. Vigil as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the Koala Corporation, 7881 South Wheeling Court, Englewood, Colorado, on Friday, May 30, 2003 at 9:00 a.m. (local time), and at every adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the Meeting.

THE NOMINEE IS HEREBY INSTRUCTED TO VOTE AS FOLLOWS WITH RESPECT TO THE FOLLOWING MATTERS:

1.       FOR [ ]         All Nominees as Directors - John T. Pfannenstein,
                         Nancy Pierce, Richard Akright and Randy Stein.

         WITHHELD [ ]    From All Nominees.

         FOR [ ]         All Nominees Except the Following: __________________.


THIS PROXY WILL BE VOTED FOR OR AGAINST OR WITHHELD OR ABSTAINED IN RESPECT OF THE MATTERS LISTED IN ACCORDANCE WITH THE CHOICE, IF ANY, INDICATED IN THE SPACE PROVIDED. IF NO CHOICE IS INDICATED, THE PROXY WILL BE VOTED FOR SUCH MATTER. IF ANY AMENDMENTS OR VARIATIONS ARE TO BE VOTED ON, OR ANY FURTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING. THIS FORM SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT.

DATED this        day of       , 2003
           ------        ------

--------------------------------     1. Please date and sign (exactly as the
Signature of Shareholder                shares represented by this Proxy are
                                        registered) and return promptly. Where
                                        the instrument is signed by a
                                        corporation, its corporate seal must be
                                        affixed and execution must be made by an
                                        officer or attorney thereof duly
-----------------------------------     authorized. If no date is stated by the
(Please print name of Shareholder)      Shareholder, the Proxy is deemed to bear
                                        the date upon which it was mailed by
                                        management to the Shareholder.

                                     2. To be valid, this Proxy form, duly
                                        signed and dated, must arrive at the
                                        office of the Company's transfer agent,
                                        Computershare Trust Company, Inc., P.O.
                                        Box 1596, Denver, Colorado 80201-1596
                                        not less than forty-eight (48) hours
                                        (excluding Saturdays, Sundays and
                                        holidays) before the day of the Meeting
                                        or any adjournment thereof.